SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2007

Commission File Number 000- 51158

TRUEYOU.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
13-4024017
(IRS Employer Identification No.)

Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851
(Address of principal executive offices)

Registrant’s telephone number including area code: (203) 295-2121

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective September 12, 2007, Mr. Alan Panzer, a Director of TrueYou.Com Inc. (the “Registrant”), resigned as a Director of the Registrant.

     On September 12, 2007, the board of directors of the Registrant elected Mr. Matthew Burris, Chief Financial Officer and Chief Operating Officer of the Registrant, and Ms. Jane Terker, Executive Vice President and Chief Marketing Officer of the Registrant, to serve as members of the Registrant’s board of directors.

     Mr. Burris, age 45, is the Registrant’s Chief Financial Officer and Chief Operating Officer. He joined the Registrant and Klinger Advanced Aesthetics, Inc. (“KAAI”), its subsidiary, in May 2006. From December 2002 to April 2006, Mr. Burris served as Vice President and Group Finance Director for the Non-Apparel reporting segment of Liz Claiborne, Inc., a wholesaler and retailer of branded apparel and accessories products (“Liz Claiborne”). During his tenure at Liz Claiborne, Mr. Burris held the additional positions of Vice President, Group Operations Director for the Accessories division and Vice President, Group Finance Director for DKNY; the Donna Karan licensed apparel division. From August 2001 through December 2002, Mr. Burris served as Vice President and Chief Financial Officer for Standard Automotive Corporation, a manufacturer of precision parts for the aerospace, nuclear, and defense industries and truck trailers and truck bodies. From October 1999 through August 2001, Mr. Burris served as Vice President, Chief Financial Officer and Director of Creative Solutions Group, Inc., a manufacturer of point of purchase display units. Mr. Burris holds a B.S., magna cum laude, in finance and international management from Georgetown University School of Business and an M.B.A. from New York University, Stern School of Business.

      Ms. Terker, age 55, is an Executive Vice President and the Chief Marketing Officer of the Registrant and has previously served as a member of the Registrant’s board of directors. Ms. Terker has over 30 years experience as a management executive and business builder. Immediately prior to joining KAAI, Ms. Terker co-founded and served from December 2001 to July 2004 as President and Chief Operating Officer of Cradle Holdings, Inc., a company created to acquire and reposition prestige beauty brands for maximum growth and profitability. From May 1992 to March 1998 Ms. Terker also founded, developed and served as President of the Donna Karan Beauty Company. Ms. Terker also founded and ran JTP Associates from March 1998 to November 2001, which was a product consulting company with clients including J Crew, MD Skincare, Linda Cantello Beauty, CCSI inshop.com and Kiss My Face. Earlier in her career, Ms. Terker held various marketing and retail executive roles at Esmark, L’Oreal and Glemby International. She holds a B.A., magna cum laude, from New York University and also attended Columbia University’s Executive Education Program.

SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2007

TRUEYOU.COM INC.

By: /s/ Matthew Burris Name: Matthew Burris Title: Chief Financial Officer

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